Condensed Consolidated Balance Sheets Condensed Consolidated Balance Sheets (Parenthetical) (USD $)	Mar. 29, 2015
Common Stock
Common stock, shares issued	851,083,950
Common stock, par value per share	$ 0.01
Preferred Stock
Dividends payable, annual, percent	9.00%
Preferred stock, shares issued	80,000
Preferred stock, shares authorized	80,000
Preferred stock, par value per share	$ 0.01